AXA PREMIER VIP TRUST

SUPPLEMENT DATED JUNE 12, 2009 TO THE PROSPECTUS DATED MAY 1, 2009

This Supplement updates the above-referenced Prospectus of the AXA Premier VIP Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about (i) the Manager; and (ii) principal investment strategies for the Multimanager Mid Cap Value Portfolio (“Portfolio”).

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The following paragraph replaces in its entirety the third paragraph in the section entitled “Introduction” on the inside cover of the Prospectus:

The investment manager to each portfolio is AXA Equitable (the “Manager”). The day-to-day management of each portfolio is provided by three or more investment sub-advisers. Information regarding AXA Equitable and the sub-advisers is included under “Management Team” in this prospectus. AXA Equitable may allocate a portfolio’s assets to additional sub-advisers subject to approval of the Trust’s board of trustees. In addition, AXA Equitable may, subject to the approval of the Trust’s board of trustees, appoint, dismiss and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval. If a new sub-adviser is retained for a portfolio, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an “affiliated person” of AXA Equitable (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein L.P. or AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Adviser is approved by the affected portfolio’s shareholders. If the Manager appoints, dismisses or replaces a sub-adviser for a portfolio, the affected portfolio may experience a period of transition during which the securities held in the portfolio may be repositioned in connection with the change in sub-adviser(s). A portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions vary in length, may be implemented before or after the effective date of the new sub-adviser’s appointment as a sub-adviser to the portfolio, and may be completed in several days to several weeks depending on the particular circumstances of the transition.

The following information replaces in its entirety the second and third sentences of the first paragraph in the section entitled “Principal Investment Strategies” on page 20 of the Prospectus:

For purposes of this portfolio, mid-capitalization companies generally are considered to be those whose market capitalization is, at the time of investment, generally within the range of capitalization of companies in the Russell 2500 Index or the Russell Midcap Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered mid-capitalization companies. As of April 30, 2009, the market capitalization of the companies in the Russell 2500 Index was between $6 million and $6.2 billion. As of April 30, 2009, the market capitalization of the companies in the Russell Midcap Index was between $64 million and $16.1 billion. The sizes of the companies in these indexes change with market conditions. In addition, changes to the composition of the Russell 2500 Index and the Russell Midcap Index can change the market capitalization ranges of the companies in the indexes. The portfolio is not limited to the equity securities included in the Russell 2500 Index or the Russell Midcap Index and may invest in other equity securities that meet the Manager’s or sub-advisers’ criteria discussed below.